Exhibit 10.1

AFFILIATED MANAGERS GROUP, INC.

Shares of Common Stock
(par value $0.01 per share)

DISTRIBUTION AGENCY AGREEMENT

May 7, 2008

BANC OF AMERICA SECURITIES LLC

9 West 57th Street

New York, NY 10019

Ladies and Gentlemen:

Affiliated Managers Group, Inc., a Delaware corporation (the “Company”), confirms its agreement with Banc of America Securities LLC (the “Manager”), as follows:

Introductory. The Company has entered into a forward stock purchase transaction with Bank of America, N.A. (the “Forward Purchaser”) as set forth in a separate letter agreement dated the date hereof, a copy of which is attached hereto as Exhibit A (the “Initial Confirmation”).  The Company may also enter  into additional forward stock purchase transactions with the Forward Purchaser on substantially similar terms (each, a “Subsequent Confirmation” and, together with the Initial Confirmation, the “Confirmations”).  Subject to the terms and conditions herein and therein, under the Confirmation and, if applicable, the Subsequent Confirmations, the Company will deliver to the Forward Purchaser, or an affiliate thereof (including the Manager), up to the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as may be sold in accordance with the terms of this Agreement.  In connection therewith, the Company and the Forward Purchaser understand that the Forward Purchaser, through the Manager as sales agent, will effect sales of borrowed shares of Common Stock that result in aggregate gross proceeds not in excess of $200 million (the “Shares”) on the terms set forth in Section 2 of this Agreement.

Section 1.  Representations and Warranties of the Company.  The Company represents and warrants to, and covenants with, the Manager that:

(a)           The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Regulations”), with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-148029), including a prospectus, to be used in connection with the public offering and sale of the Shares, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “1934 Act Regulations”), which registration statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations.  Except where the context otherwise requires, the registration statement, as it may have heretofore been amended, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) filed with the Commission pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”) and also including any other registration statement filed with the Commission pursuant to Rule 462(b) or Rule 429 of the 1933 Act Regulations, is herein called the “Registration Statement,” and the final form of prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as amended or supplemented from time to time (including by any prospectus supplement thereto), is herein called the “Prospectus.”  The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”  Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.  To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a “well known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”) or otherwise is unable to make the representations set forth in Section 1(b) at any time when such representations are required, the Company shall file a new registration statement with respect to any additional shares of Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable.  After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents filed as part thereof or incorporated therein by reference, and all references to “Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement, as amended or supplemented from time to time (including by any prospectus supplement thereto).  For purposes of this Agreement, all references to the Registration Statement or the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), and such copy shall be identical in content to any Prospectus delivered to the Manager for use in connection with the offering of the Shares.

(b)           (1) At the time of filing of the Original Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act or otherwise (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the 1933 Act Regulations, (4) at the earliest time after the filing of the Original Registration Statement that a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares was made, and (5) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the

Company on a Rule 405 “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

(c)           At the time of filing of the Original Registration Statement, on the date hereof, at each Applicable Time and on each Settlement Date, the Company meets the requirements for use of Form S-3 under the 1933 Act.  The Registration Statement has been filed with the Commission and is effective under the 1933 Act.  The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use or effectiveness of the Registration Statement, or threatening or instituting proceedings for that purpose.  Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed.  Copies of the Registration Statement and the Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of each of the Registration Statement and of each amendment thereto for the Manager) have been delivered to the Manager and its counsel.  The Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the 1933 Act and the 1933 Act Regulations and reviewed and consented to by the Manager.

(d)           Each of the Registration Statement and any post-effective amendment thereto, when it became or will become effective or was or will be filed with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission, at the time of execution of this Agreement, at each Applicable Time and on each Settlement Date, conformed or will conform in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  The Registration Statement and any post-effective amendment thereto, when it became or will become effective or was or will be filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Applicable Time and Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Manager that was furnished in writing to the Company by the Manager specifically for use in the preparation thereof.

(e)           As of each Applicable Time the Issuer Free Writing Prospectus(es) (as defined below) issued at or prior to such Applicable Time, and the Prospectus, as amended or supplemented at the relevant Applicable Time, all considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means the time of each sale of any Shares pursuant to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Shares, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through any relevant Applicable Time and the related Settlement Date, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.  If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified, the Company will promptly notify the Manager and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict.

The representations and warranties in this Section 1(e) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any amendments or supplements thereto or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.

(f)            The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and, when read together with the other information in the Prospectus, (a) at the time the Original Registration Statement became effective, (b) at the date of the Prospectus, (c) at each Applicable Time, and (d) at each Settlement Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)           The accountants who certified the financial statements and supporting schedules incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(h)           The financial statements included in or incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as stated therein.  The supporting schedules incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein.  Any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  No other financial statements are required to be set forth in or incorporated by reference into the Registration Statement or the Prospectus under the 1933 Act or the 1933 Act Regulations.

(i)            Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or prospective material adverse change in the business, management, financial position, stockholders equity or results of operations of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement, the General Disclosure Package and the Prospectus, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(j)            The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, or as contemplated by, this Agreement and the Confirmations.  The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(k)           Each subsidiary of the Company has been duly organized or formed and is validly existing as a corporation, limited partnership, limited liability company, Massachusetts business trust or general partnership, as the case may be, under the laws of its jurisdiction of organization and is in good standing under the laws of its jurisdiction of organization, has power (corporate or otherwise) and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified as a foreign corporation, limited partnership, limited liability company, Massachusetts business trust or general partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.  Except as otherwise disclosed in the General Disclosure Package and the Prospectus, all of the issued shares of capital stock of each subsidiary of the Company which is a corporation, have been duly authorized and validly issued, and are fully paid and non-assessable, and to the extent owned by the Company or any of its subsidiaries (except for directors’ qualifying shares and as described or reflected generally in the General Disclosure Package and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect.  The partnership interests, membership interests and shares of beneficial interest of each subsidiary of the Company which is a partnership, limited liability company or Massachusetts business trust have been validly issued in accordance with applicable law and the partnership agreement, limited liability agreement or declaration of trust, as applicable, of such subsidiary, and to the extent owned by the Company or any of its subsidiaries (except as described or reflected generally in the General Disclosure Package and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except, in the case of each subsidiary of the Company, for liens, encumbrances, equities or claims which individually or in the aggregate would not be material to the Company’s ownership of such subsidiary or to the Company’s exercise of its rights with respect to such subsidiary; and none of the outstanding shares of capital stock, partnership interests, membership interests or shares of beneficial interests, as the case may be, of any subsidiary of the Company was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

(l)            The Company has the authorized, issued and outstanding capitalization described in the General Disclosure Package and the Prospectus.  The shares of issued and outstanding capital stock of the Company, including the Shares, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described or reflected in the General Disclosure Package and the Prospectus, as amended or supplemented.

(m)          This Agreement has been duly authorized, executed and delivered by the Company.

(n)           The Initial Confirmation has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  The Company has duly authorized each Subsequent Confirmation and, when executed and delivered by the Company, each Subsequent Confirmation will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  The description of the Confirmation and the Subsequent Confirmations set forth in the General Disclosure Package and the Prospectus is correct in all material respects.

(o)           The description of the Common Stock set forth in the General Disclosure Package and the Prospectus is correct in all material respects.  The Settlement Shares (as defined in the Confirmation(s)) have been duly authorized by the Company for issuance and sale to the Forward Purchaser pursuant to the Confirmation(s) and, if and when issued and delivered by the Company pursuant to the Confirmation(s) against payment of the consideration specified therein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company.  No holder or beneficial owner of the Shares or the Settlement Shares will be subject to personal liability solely by being such a holder or beneficial owner.  The issuance and sale by the Company of the Settlement Shares to the Forward Purchaser or its affiliate in settlement of the Confirmation(s) in accordance with the terms thereof and the delivery by the Forward Purchaser or its affiliate of the Settlement Shares, during the term of and at settlement of the Confirmation(s), to close out open borrowings of Common Stock created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmation(s) will not require registration under the 1933 Act.  The Company will not have an obligation to file a prospectus supplement pursuant to Rule 424(b) of the 1933 Act Regulations in connection with any Settlement Shares delivered to the Forward Purchaser or its affiliate by the Company upon such settlement, and no prospectus supplement will be required to be filed under Rule 424(b) of the 1933 Act Regulations in connection with any Settlement Shares delivered by the Forward Purchaser or its affiliate to close out open borrowings created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Confirmation(s), assuming in each case that the Manager complied with Rule 173 of the 1933 Act Regulations in connection with the sales of Shares in an amount not less than the Number of Shares (as defined in the Confirmation(s)).

(p)           The Shares are listed on the New York Stock Exchange (the “NYSE”).

(q)           Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or other constituting or organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary of the Company is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Confirmation(s) and the consummation of the transactions contemplated herein and therein and in the General Disclosure Package and the Prospectus and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and do not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws or other constituting or organizational instrument as in effect on the date hereof of the Company or any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their assets, properties or operations, except for any such violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of law which would not result in a Material Adverse Effect.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary of the Company.

(r)            Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary of the Company, which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(s)           All of the descriptions of contracts or other documents contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and complete descriptions in all material respects of such contracts or other documents.

(t)            No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the Confirmation(s) or the consummation of the transactions contemplated by this Agreement, or for the due execution, delivery or performance of this Agreement or the Confirmation(s), except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(u)           The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except in any such case where the failure to so possess or to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(v)           The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the General Disclosure Package and the Prospectus or (b) would not, singly or in the aggregate, result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary of the Company has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(w)          Neither the Company nor any of its subsidiaries is, and upon the offering of the Securities as herein contemplated will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(x)            The Company is not required to register as an “investment adviser” or as a “broker-dealer” within the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or the 1934 Act, respectively, and the rules and regulations of the Commission promulgated thereunder.  The Company is not required to be registered, licensed or qualified as an investment adviser or broker-dealer under the laws requiring any such registration, licensing or qualification in any jurisdiction in which it or its subsidiaries conduct business.  Each of the subsidiaries has been duly registered as an investment adviser under the Advisers Act, and has been duly registered as a broker-dealer under the 1934 Act, and each such registration is in full force and effect, in each case to the extent such registration is required and with such exceptions as would not reasonably be expected to have a Material Adverse Effect.  Each of the subsidiaries is duly registered, licensed or qualified as an investment adviser and broker-dealer under state and local laws where such registration, licensing or qualification is required by such laws and is in compliance with all such laws requiring any such registration, licensing or qualification, in each case with such exceptions, individually or in the aggregate, as would not reasonably be expected to have a Material Adverse Effect.

(y)           Each subsidiary of the Company which is required to be registered as an investment adviser or broker-dealer is and has been in compliance with all applicable laws and governmental rules and regulations, as may be applicable to its investment advisory or broker-dealer business, except to the extent that such non-compliance would not reasonably be expected to result in a Material Adverse Effect and none of such subsidiaries is prohibited by any provision of the Advisers Act or the 1940 Act from acting as an investment adviser.  Each subsidiary of the Company which is required to be registered as a broker-dealer is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”).  No subsidiary of the

Company which is required to be registered as an investment adviser or broker-dealer is in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any foreign, federal, state, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, or by any self-regulatory authority relating to any aspect of its investment advisory or broker-dealer business, which would need to be disclosed pursuant to Rule 206(4)-4(b) under the Advisers Act, or which is reasonably likely to give rise to an affirmative answer to any of the questions in Item 11, Part 1 of the Form ADV of such registered investment adviser or which is reasonably likely to give rise to an affirmative answer to any of the questions in Item 7 of the Form BD of such broker-dealer.

(z)            Each mutual fund of which a subsidiary of the Company serves as the investment advisor (a “Mutual Fund”) has been since inception, is currently and will be immediately after consummation of the transactions contemplated herein, a duly registered investment company in compliance with the  1940 Act, and the rules and regulations promulgated thereunder and duly registered or licensed, except where any failure to be duly registered, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  Since their initial offering, shares of each of the Mutual Funds have been duly qualified for sale under the securities laws of each jurisdiction in which they have been sold or offered for sale at such time or times during which such qualification was required, and, if not so qualified, the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.  The offering and sale of shares of each of the Mutual Funds have been registered under the 1933 Act during such period or periods for which such registration is required; the related registration statement has become effective under the 1933 Act; no stop order suspending the effectiveness of any such registration statement has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, are contemplated.  Except to the extent that such failure to comply, misstatement or omission, as the case may be, would not reasonably be likely to result in a Material Adverse Effect, the registration statement of each Mutual Fund, together with the amendments and supplements thereto, under the 1940 Act and the 1933 Act has, at all times when such registration statement was effective, complied in all material respects with the requirements of the 1940 Act and the 1933 Act then in effect and neither such registration statement nor any amendments or supplements thereto contained, at the time and in light of the circumstances in which they were made, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, at the time and in the light of the circumstances under which they were made, not misleading.  All shares of each of the Mutual Funds were sold pursuant to an effective registration statement, or pursuant to a valid exemption from registration, and have been duly authorized and are validly issued, fully paid and non-assessable.  Each of the Mutual Funds’ investments has been made in accordance with its investment policies and restrictions set forth in its registration statement in effect at the time the investments were made and have been held in accordance with its respective investment policies and restrictions, to the extent applicable and in effect at the time such investments were held, except to the extent any failure to comply with such policies and restrictions, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(aa)         The Company is not party to any investment advisory agreement or distribution agreement and is not serving or acting as an investment adviser to any person.  Each of the investment advisory agreements to which any of its subsidiaries is a party is a legal and valid obligation of such subsidiary and complies with the applicable requirements of the Advisers Act and the rules and regulations of the Commission thereunder, except where the failure to so comply would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each of the investment advisory agreements and distribution agreements between a subsidiary of the Company and a Mutual Fund is a legal and valid obligation of such subsidiary and complies with the applicable requirements of the 1940 Act, and in the case of such distribution agreements, with the applicable requirements of the 1934 Act, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No investment advisory agreement or distribution agreement to which any of the subsidiaries is a party that was either in effect on January 1, 2006 or entered into by a subsidiary of the Company since January 1, 2006 has been terminated or expired, except where any such termination or expiration would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  None of such subsidiaries is in breach or violation of or in default under any such investment advisory agreement or distribution agreement, with such exceptions individually or in the aggregate as would not reasonably be expected to have a Material Adverse Effect.  No subsidiary of the Company is serving or acting as an investment adviser to any person except pursuant to an agreement to which such subsidiary is a party and which is in full force and effect, other than any agreement the non-existence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The consummation of the transaction contemplated herein will not  constitute an “assignment” as such term is defined in the Advisers Act and the 1934 Act.

(bb)         The Company acknowledges and agrees that (i) the sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction among the Company, on the one hand, and the Forward Purchaser and the Manager, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, the Manager is acting as agent for the Forward Purchaser in connection with sales of the Shares sold on behalf of the Forward Purchaser and neither the Manager nor the Forward Purchaser nor any of their affiliates is an agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (iii) the Manager has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company on other matters) and the Manager has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Manager and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Manager has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(cc)         The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the 1934 Act Regulations) that complies with the requirements of the 1934 Act and the 1934 Act Regulations and that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.  Since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)         The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the 1934 Act Regulations) that comply with the requirements of the 1934 Act and the 1934 Act Regulations; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(ee)         The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(ff)           The Common Stock is an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

(gg)         The Company has not entered into any other sales agency agreements or other similar arrangements with any agent or any other representative in respect of at the market offerings of the Shares in accordance with Rule 415(a)(4) of the 1933 Act Regulations.

(hh)         The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ii)           There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(jj)           Any certificate signed by any officer of the Company delivered to the Manager or to counsel for the Manager pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Manager as to the matters covered thereby.

Section 2.  Sale and Delivery of Securities.

(a)           On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Manager agrees to use its reasonable efforts to sell the Shares as sales agent for the Forward Purchaser in the manner contemplated by the General Disclosure Package and the Prospectus and on the following terms.

(i)            The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company, the Forward Purchaser and the Manager on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time).  The Company, in consultation with the Forward Purchaser and the Manager, will designate the maximum amount of Shares sought to be sold by the Manager daily as reasonably agreed to by the Manager and in any event not in excess of the amount then available for sale under the Registration Statement.  Subject to the terms and conditions hereof, the Manager shall use its reasonable efforts to sell on behalf of the Forward Purchaser all of the Shares so designated by the Company.

(ii)           Notwithstanding the foregoing, the Company may instruct the Manager by telephone (confirmed promptly by telecopy) not to sell Shares at prices below the price designated by the Company in any such instruction.  Furthermore, the Company shall not authorize the sale of, and the Manager shall not be obligated to use its reasonable efforts to sell, any Shares at a price lower than the minimum price therefor designated by the Company from time to time and notified to the Manager in writing.  In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy), suspend the offering of the Shares; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.  Under no circumstances shall the number of Shares sold pursuant to this Agreement exceed the number of shares set forth in the “Introductory” paragraph of this Agreement or the number of shares of Common Stock available for sale under the currently effective Registration Statement.  Notwithstanding any of the provisions of this Agreement, in the event that either (i) the Forward Purchaser is unable to borrow and deliver any Shares for sale under this Agreement or (ii) in the sole judgment of the Forward Purchaser, it is either impracticable to do so or the Forward Purchaser would incur a stock loan cost that is equal to or greater than 75 basis points per annum to do so, then the Manager shall only be required to sell on behalf of the Forward Purchaser the aggregate number of Shares that the Forward Purchaser is able to, and that it is practicable to, so borrow below such cost.

(iii)          If either party reasonably believes that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(iv)          Subject to the provisions of Section 2(b), the Manager hereby covenants and agrees not to make any sales of Shares on behalf of the Forward Purchaser, pursuant to this Section 2(a), other than by means of ordinary brokers’ transactions between members of the NYSE in accordance with Rule 153 of the 1933 Act Regulations.

(v)           The gross sales price of any Shares sold under this Agreement shall be the market or other price agreed to by the Company and the Manager for Shares sold by the Manager under this Agreement at the time of such sale.  The compensation payable to the Manager for sales of Shares shall be deemed to equal the difference between such gross proceeds and the amount payable by the Forward Purchaser to the Company under the Confirmation(s), assuming full physical settlement of the Confirmation(s) based on the Initial Forward Price (as such term is defined in the Confirmation(s)).  The net proceeds to the Company for such Shares (the “Net Proceeds”) shall be deemed to be the amount payable by the Forward Purchaser to the Company under the Confirmation(s), assuming full physical settlement of the Confirmation(s) based on the Initial Forward Price, subject to the price adjustment and other provisions of the Confirmation(s).

(vi)          The Manager shall provide written confirmation to the Company following the close of trading on the NYSE each day on which Shares are sold under this Agreement setting forth the amount of Shares sold on such day and the price or prices at which such Shares were sold on such day.

(vii)         Settlement for sales of Shares will occur on the third business day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Manager (each such day, a “Settlement Date”).  On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be delivered by the Forward Purchaser to the Manager.

(viii)        At each Applicable Time and on each Settlement Date and Filing Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty and its compliance with each covenant and other agreement contained in this Agreement (unless the Company shall have notified the Manager to the contrary in writing).  The Company shall cause a senior corporate officer of the Company from time to time designated by the Company (which senior corporate officer shall initially be one of the senior corporate officers specified in Exhibit C hereto) to respond via electronic mail to a communication from the Manager in the form set forth in Exhibit C hereto when, during the term of this Agreement, the Company shall have received such a communication.  The Company covenants and agrees with the Manager that each filing made on each Filing Date will set forth, with regard to the period covered by such filing, the number of Shares sold through the Manager as agent pursuant to this Section 2(a), the Net Proceeds to the Company and the compensation paid or deemed paid by the Company to the Manager with respect to such sales.  For purposes of this Agreement, “Filing Date” shall mean each date on which the Company files a quarterly report on Form 10-Q or an annual report on Form 10-K, as applicable, under the 1934 Act and the 1934 Act Regulations.  Any obligation of the Manager to use its reasonable efforts to sell the Shares on behalf of the Forward Purchaser shall be subject to the continuing accuracy of the representations and warranties of the Company (which determination shall be in the sole discretion of the Manager), to the performance by the Company of its obligations set forth in this Agreement, to the continuing satisfaction of the additional conditions specified in Sections 3 and 4 of this Agreement and to the prior receipt by the Manager of any of the letters and opinions specified in Section 4(c) and (d) of this Agreement regardless of whether two business days shall have elapsed following a request therefor by the Manager.

(b)           If the Company wishes for the Shares to be sold other than as set forth in Section 2(a) (each, a “Fixed Price Offering”), it will notify the Manager of the proposed terms of such Fixed Priced Offering.  If the Forward Purchaser and the Manager wish to accept such proposed terms (which either may decline to do for any reason in its sole discretion) or, following discussions with the Company, wish to accept amended terms, the Manager and the

Company will enter into a Terms Agreement setting forth the terms of such Fixed Price Offering.  The terms set forth in a Terms Agreement will not be binding on the Company or the Manager unless and until the Company and the Manager have each executed and delivered such Terms Agreement accepting all of the terms of such Terms Agreement.  The commitment of the Manager to purchase Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.  In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, however, the terms of such Terms Agreement will control.  A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the Manager.  Each Terms Agreement shall specify the number of Shares to be offered in the Fixed Price Offering and the price at which such Shares are to be reoffered.  Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 4 of this Agreement and any other information or documents reasonably required by the Manager.

Section 3.  Covenants of the Company.  The Company hereby covenants and agrees with the Manager that:

(a)           During the period beginning on the date hereof and ending on the date, as determined in the sole discretion of the Manager, that a prospectus is no longer required by law to be delivered in connection with sales by the Manager or any dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the 1933 Act Regulations (the “Prospectus Delivery Period”), the Company will notify the Manager promptly in writing of the time when any subsequent amendment to the Registration Statement has become effective or any amendment to the Registration Statement or any subsequent supplement to the Prospectus has been filed.  The Company will prepare and file with the Commission any amendments or supplements to the Registration Statement or the Prospectus that, in the reasonable opinion of the Company, may be necessary or advisable in connection with the offering of the Shares by the Manager.  The Company will comply with Rule 430B, provided, however, the Company will not file any amendment or supplement to the Registration Statement or the Prospectus, during the Prospectus Delivery Period, unless a copy thereof has been submitted to the Manager a reasonable period of time before filing with the Commission.  The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Shares and to advise the Manager of any such filing.  During the Prospectus Delivery Period, the Company will furnish to the Manager at the time of filing thereof, a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus.  During the Prospectus Delivery Period, the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the 1933 Act Regulations or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the 1934 Act, within the prescribed time period.  The Company shall pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with

Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b)           The Company will promptly advise the Manager of the receipt of any comments of, or request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional or supplemental information with respect thereto or of notice of institution of proceedings for, the entry of a stop order suspending the effectiveness of the Registration Statement by the Commission or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  The Company shall use its best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use.  If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or will file an amendment to the Registration Statement or a new registration statement in a form satisfactory to the Manager and use its best efforts to have such amendment or new registration statement become effective as soon as practicable.  The Company will promptly advise the Manager of any proposal to amend or supplement the Registration Statement or Prospectus, including by filing any documents that would be incorporated therein by reference, and to file no such amendment or supplement to which the Manager shall object in writing, and will furnish the Manager with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be.

(c)           The Company will make available to the Manager and from time to time furnish to the Manager copies of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Manager may reasonably request for the purposes contemplated by the 1933 Act, which Prospectus and any amendments or supplements thereto furnished to the Manager will be materially identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.  For so long as this Agreement is in effect, the Company will prepare and file promptly such amendments or supplements to the Registration Statement and the Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the 1933 Act.

(d)           The Company will promptly notify the Manager to suspend the offering of Shares upon the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the 1933 Act and the 1933 Act Regulations or otherwise prior to the final Settlement Date which, in the reasonable judgment of the Company, would require the making of any change in the Registration Statement or in the Prospectus then being used, or in the information incorporated by reference therein, so that the Registration Statement and the Prospectus would not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time period, to prepare and furnish, at the Company’s expense, to the Manager promptly such amendments or supplements to such Registration Statement and Prospectus as may be necessary to reflect any such change and to furnish the Manager with a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly to furnish, at the Company’s expense, to the Manager, copies in such quantities and at such locations as the Manager may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Registration Statement and Prospectus as so amended or supplemented (i) will reflect such change, (ii) will not, in the light of the circumstances when it is so delivered, be misleading and (iii) will comply with applicable securities laws.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Shares) or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Manager and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)           The Company will furnish such information as may be required and otherwise will cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares).  The Company will promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(f)            Prior to the final Settlement Date, the Company will furnish to the Manager (i) copies of any reports or other communications which the Company shall send directly to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of any financial statements or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Manager may reasonably request regarding the Company, in each case as soon as such reports, communications, documents or information becomes available.  Where in any part of this document there is an obligation on the part of the Company to deliver a document to the Manager, such obligation shall be deemed satisfied if such document shall have been filed on the Commission’s EDGAR system.

(g)           The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the 1933 Act Regulations but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which a prospectus supplement is filed pursuant to Rule 424(b) of the 1933 Act Regulations that shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

(h)           Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all of its costs, expenses, fees and taxes incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each prospectus supplement filed by the Company in connection with the offering and sale of Shares by the Manager under this Agreement and any amendments or supplements thereto and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii)  the producing, word processing and/or printing of this Agreement, the Confirmation(s), any power of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iii) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Manager) and the preparation, printing and furnishing of copies of any blue sky surveys to the Manager, (iv) the listing of the Settlement Shares on the NYSE, (v) any filing for review of the public offering of the Shares by FINRA, (vi) the fees and disbursements of the Company’s counsel and accountants, (vii) the performance of the Company’s other obligations hereunder, (viii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Manager caused by a breach of the representation contained in the first paragraph of Section 1(e), and (ix) the registration, issue, sale and delivery of the Settlement Shares.  The Manager will pay its own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses as well as the fees and disbursements of its legal counsel.  In addition, the Manager will reimburse the Company in an amount equal to 50% of the cost to the Company of furnishing the letters and opinions provided to the Manager pursuant to Section 4(c) and 4(d), other than with respect to any such letter or opinion provided upon commencement of the offering of the Shares or pursuant to Section 3(m) or 3(n).

(i)            The Company will apply the Net Proceeds from the sale of the Shares in the manner set forth in the Prospectus.

(j)            The Company will not sell, offer or agree to sell, contract to sell, pledge, register, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of capital stock or securities convertible into or exchangeable, exercisable or redeemable for capital stock or warrants or other rights to purchase capital stock, except (i) for the registration of the Shares and the sales of Shares through the Manager pursuant to this Agreement, (ii) for shares of Common Stock issued pursuant to existing options, employee benefit agreements or incentive stock or director stock unit plans, (iii) any shares of Common Stock or other securities issued as consideration for investments in or acquisitions of entities involved in investment advisory or investment management activities or other financial services related business, or (iv) any filing under the 1933 Act relating to any shares of Common Stock on Form S-8 or any issuances of Common Stock thereunder, without (a) giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and

(b) the Manager suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Manager in light of the proposed sale.

(k)           At any time during the term of this Agreement, as supplemented from time to time, the Company will advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of (x) any information or fact that, in the opinion of counsel to the Company, would alter or affect, in any material respect, any opinion, certificate, letter or other document provided to the Manager pursuant to Section 4 of this Agreement or any of the representations or warranties made pursuant to Section 1 of this Agreement or (y) any non-compliance or imminent non-compliance by the Company with any of its covenants or obligations hereunder in any material respect.

(l)            Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement to the Prospectus included as part of the Registration Statement filed pursuant to Rule 424(b) of the 1933 Act Regulations relating solely to the offering of securities other than the Shares), or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a current report on Form 8-K, unless the Manager shall otherwise reasonably request), the Company will furnish or cause to be furnished forthwith, within the earlier of (x) 4 business days or (y) to the extent there shall be an Applicable Time on or following such amendment, supplement or filing referred to in clause (i) or (ii), such Applicable Time, to the Manager a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 4(e) of this Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 4(e), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such certificate.

(m)          Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than a prospectus supplement relating solely to the offering of securities other than the Shares) or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a current report on Form 8-K, unless the Manager shall otherwise reasonably request), the Company will furnish or cause to be furnished forthwith within the earlier of (x) 4 business days or (y) to the extent there shall be an Applicable Time on or following such amendment, supplement or filing referred to in clause (i) or (ii), such Applicable Time, to the Manager and to counsel to the Manager written opinions and negative assurance letters of Ropes & Gray LLP, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance satisfactory to the Manager and its counsel, of the same tenor as the opinions and negative assurance letters referred to in Section 4(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the time of delivery of such opinion.

(n)           Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional amended financial information (other than a current report on Form 8-K, unless the Manager shall otherwise reasonably request), the Company will cause PricewaterhouseCoopers LLP to furnish on or prior to the earlier of (x) eight business days thereafter or (y) to the extent there shall be an Applicable Time on or following such amendment, supplement or filing referred to in clause (i) or (ii), such Applicable Time, to the Manager a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form satisfactory to the Manager and its counsel, of the same tenor as the letter referred to in Section 4(d) hereof, but modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented, or to the document incorporated by reference into the Prospectus, to the date of such letter.

(o)           The Company acknowledges that the Manager will be trading the Company’s Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

(p)           If any condition set forth in Section 4(a) or 4(g) hereof shall not have been satisfied on the applicable Settlement Date, the Manager, at the direction of the Company, will offer to any person who has agreed to purchase Shares pursuant to the offering contemplated by this Agreement as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(q)           The Company will disclose in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as applicable, the number of Shares sold through the Manager under this Agreement, the Net Proceeds from such sales and the compensation deemed paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.

(r)            The Company will use its best efforts to cause the Settlement Shares to be listed on the NYSE and to maintain such listing and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE.

(s)           The Company will not (i) take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) bid for or purchase, or pay any person (other than as contemplated by the provisions of this Agreement) any compensation for, soliciting purchases of the Shares, or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any security that is a “reference security” with respect to the Common Stock of the Company (within the meaning of Regulation M under the 1934 Act) other than as contemplated by the provisions of this Agreement, in each case, during any “restricted period” within the meaning of Regulation M under the 1934 Act.

(t)            The Company will comply with all of the provisions of any undertakings in the Registration Statement.

(u)           The Company will cooperate timely with any reasonable due diligence review conducted by the Manager or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, at such times as the Manager may reasonably request.  If the Manager shall so request of one of the senior corporate officers of the Company specified in Exhibit C by 3:00 p.m. Eastern Time on any business day, the Company shall either (i) make available one or more senior corporate officers of the Company for interview due diligence at 9:00 a.m. Eastern Time on the next following business day or (ii) direct the Manager to cease offers and sales of the Shares until such time as such senior corporate officer or officers of the Company shall be made available for such purposes.

(v)           The Company represents and agrees that, unless it obtains the prior consent of the Manager, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, whether or not required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

Section 4.  Conditions of Manager’s Obligations.  The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, any applicable date referred to in Section 3(l), each Filing Date, each Applicable Time and each Settlement Date, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions precedent:

(a)           (i) No stop order with respect to the effectiveness of any one of the Registration Statement shall have been issued under the 1933 Act or the 1933 Act Regulations or proceedings initiated under Section 8(d) or 8(e) of the 1933 Act and no order directed at any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, and the General Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, (iv) the Company shall have filed the Prospectus, and any amendments and supplements thereto, with the Commission (including the information required by Rule 430B) in the manner and within the time period required by the 1933 Act and the 1933 Act Regulations, and any post-effective amendment thereto containing the information required by Rule 430B shall have become effective, and (v)

all material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time periods prescribed for such filings under Rule 433.

(b)           In the judgment of the Manager, there shall not have occurred any Material Adverse Effect.

(c)           The Company shall furnish or cause to be furnished to the Manager, (i) upon commencement of the offering of Shares under this Agreement, (ii) on every date specified in Section 3(m) hereof and (iii) to the extent requested by the Manager in connection with any offering of the Shares, on each Monday during the term of this Agreement that is the second Monday falling after the date that the opinion and negative assurance letter required by this paragraph shall last have been provided, the opinion and negative assurance letter of Ropes & Gray LLP addressed to the Manager, dated as of such date, in form satisfactory to the Manager and its counsel, substantially in the form of Exhibit B-1 and Exhibit B-2 attached hereto; provided that if since the date of the last opinion and negative assurance letter so furnished Shares in an amount equal to or in excess of one percent of the Company’s outstanding shares of Common Stock as shown in the Company’s most recent audited or interim financial statement (the “Subsequent Delivery Threshold”) shall have been sold through the Manager, the Company shall, upon the request of the Manager in connection with any offering of the Shares, forthwith (and, in any event, within 2 business days after the Manager shall have so requested) furnish or cause to be furnished to the Manager the opinion and negative assurance letter required by this Section 4(c); provided further that the Company shall not be required to furnish or cause to be furnished the opinion in the form of Exhibit B-1 hereto other than on the commencement of the offering and other than on the dates specified in Section 3(m).

(d)           Upon (i) commencement of the offering of Shares under this Agreement, (ii) each of the dates specified in Section 3(n) hereof, and (iii) to the extent requested by the Manager in connection with any offering of the Shares, each Monday during the term of this Agreement that is the fourth Monday falling after the date that the letter required by this paragraph shall last have been provided, the Manager shall have received from PricewaterhouseCoopers LLP letters dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager and its counsel; provided that if since the date of the last opinion so furnished Shares in an amount equal to or in excess of the Subsequent Delivery Threshold shall have been sold through the Manager, the Company shall, upon the request of the Manager in connection with any offering of the Shares, forthwith (and, in any event, within 2 business days after the Manager shall have so requested) furnish or cause to be furnished to the Manager the letter required by this Section 4(d).

(e)           Upon commencement of the offering of Shares under this Agreement, on each Monday during the term of this Agreement and at the dates specified in Section 3(l) hereof, the Company will deliver to the Manager a certificate of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of the date of such certificate (the “Certificate Date”), (ii) the Company has performed or shall perform such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (iii) the conditions set forth in paragraphs (a) and (b) of this Section 4 have been met; provided that if since the date of the last certificate so furnished

Shares having an aggregate offering price equal to or in excess of the Subsequent Delivery Threshold shall have been sold through the Manager, the Company shall forthwith furnish or cause to be furnished to the Manager the certificate required by this Section 4(e) dated the first date as of which Shares shall have been sold in an amount equal to or in excess of the Subsequent Delivery Threshold.

(f)            On the date hereof, the Manager shall have received the opinion of Sidley Austin LLP dated the date hereof and addressed to the Manager in form and substance satisfactory to the Manager.

(g)           All filings with the Commission required by Rule 424 of the 1933 Act Regulations to have been filed by each Applicable Time or related Settlement Date, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h)           The Settlement Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

(i)            The Company shall have furnished to the Manager such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the General Disclosure Package as of each Settlement Date as the Manager may reasonably request.

(j)            The Company shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(k)           FINRA shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement.

(l)            No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Manager objects in writing.

(m)          Between the time of execution of this Agreement and the time of sale of Shares through the Manager, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) of the 1933 Act Regulations.

Section 5.  Indemnification.

(a)           Indemnification of Manager.  The Company agrees to indemnify and hold harmless the Manager and the Forward Purchaser, each of their directors, officers, employees and agents, and each person, if any, who controls the Manager or the Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii)          against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use in the Registration Statement (or any amendment thereto) or any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(b)           Indemnification of Company, Directors and Officers.  The Manager and the Forward Purchaser severally and not jointly agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Manager expressly for use therein.

(c)           Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by the Manager, and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 or Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

Section 6.  Contribution.  If the indemnification provided for in Section 5 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Manager and the Forward Purchaser on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Manager and the Forward Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Forward Purchaser and the Manager on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as (i) the Net Proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of the Confirmation(s) assuming that the aggregate amount payable by the Forward Purchaser under the Confirmation(s) is equal to the aggregate amount of the Net Proceeds realized upon the sale of the Shares) and (ii) the aggregate proceeds received by the Forward Purchaser and the Manager from the sale of the Shares less the aggregate Net Proceeds.

The relative fault of the Company on the one hand and the Forward Purchaser and the Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Forward Purchaser and the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 6, the Manager shall not be required to contribute any amount in excess of the total compensation received by the Manager in connection with the sale of Shares on behalf of the Company.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 6, the person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Manager’s Affiliates shall have the same rights to contribution as such Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

Section 7.  Termination.

(a)           The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that (i) if Shares have been sold through the Manager for the Company, then Section 3(p) shall remain in full force and effect notwithstanding such termination, (ii) with respect to any pending sale through the Manager, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding such termination and (iii) the provisions of Section 1, Section 3(h), Section 5 and Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)           The Manager shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, 3(h), Section 5 and Section 6 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)           This Agreement shall remain in full force and effect unless terminated pursuant to Section 7(a) or (b) above or otherwise by mutual agreement of the parties or upon settlement of the sale of all the Shares in the aggregate in one or more offerings; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3(h), Section 5 and Section 6 of this Agreement shall remain in full force and effect.

(d)           Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(a)(vii) hereof.

(e)           In the case of any purchase by the Manager pursuant to a Terms Agreement, unless otherwise specified in such Terms Agreement, the obligations of the Manager pursuant to such Terms Agreement shall be subject to termination in the absolute discretion of the Manager, if, since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the

Prospectus, each as amended or supplemented, there shall have occurred any actual downgrading in the rating accorded any securities of or guaranteed by the Company or any subsidiary by any “nationally recognized statistical rating organization”, as that term is defined in Rule 436(g)(2) of the 1933 Act Regulations or, if, at any time prior to the related Settlement Date, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market shall have been suspended or limitations or minimum prices shall have been established, trading in the securities of the Company on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market shall have been suspended, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the Manager’s judgment, to make it impracticable to market the Shares.  If the Manager elects to terminate its obligations pursuant to this Section 7(e), the Company shall be notified promptly in writing.

Section 8.  Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Banc of America Securities LLC, 9 West 57th Street, New York, NY 10019, Attention:  ECM Legal; if to the Company, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 600 Hale Street, Prides Crossing, MA 01965, Attention:  Chief Financial Officer.  Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

Section 9.  Parties.  The Agreement herein set forth has been and is made solely for the benefit of the Manager, the Forward Purchaser and the Company and to the extent provided in Section 5 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Manager) shall acquire or have any right under or by virtue of this Agreement.

Section 10.  Adjustments For Stock Splits.  The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

Section 11.  Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

Section 12.  Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

Section 13.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan  (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 14.  Headings.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

Section 15.  Successors and Assigns.  This Agreement shall be binding upon the Manager and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Manager’s respective businesses and/or assets.

Section 16.  No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Manager, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Manager is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its respective stockholders, creditors, employees or any other party, (c) the Manager has not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company on other matters) and the Manager has no any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Manager and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company, and (e) the Manager has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 17.  Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Manager or its Affiliates or selling agents, any person controlling the Manager, its officers or directors or any person controlling the Company, and (ii) delivery of and payment for the Shares.

Section 18.  Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Manager, with respect to the subject matter hereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AFFILIATED MANAGERS GROUP, INC.

By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Executive Vice President, General
Counsel and Secretary

The foregoing Distribution Agency Agreement is hereby confirmed and accepted by the Manager as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By:	/s/ Henry H. Erbe III
Name: Henry H. Erbe III
Title: Managing Director, Equity Capital Markets

Distribution Agency Agreement

Exhibit A

CONFIRMATION

A-1

Exhibit B-1

FORM OF OPINION OF
ROPES & GRAY LLP

l.                                         The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

2.                                      The Company has corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Company Agreements.

3.                                      The Company has been duly qualified as a foreign corporation to do business and is in good standing in Massachusetts.

4.                                      The Company has authorized common stock as set forth in the Registration Statement.

5.                                      Each domestic (U.S.) subsidiary that the Company has informed us is a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission is an existing corporation, limited liability company, limited partnership, general partnership or association with transferable shares (commonly known as a “Massachusetts business trust”), as the case may be; and each such subsidiary which is a corporation, limited liability company, limited partnership or Massachusetts business trust is in good standing under the laws of its jurisdiction of organization.

6.                                      Each of the Company Agreements has been duly authorized, executed and delivered by the Company.

7.                                      The Confirmation constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws affecting the rights and remedies of creditors generally and general principles of equity and by federal and state securities laws and public policy limitations on the enforceability of provisions relating to indemnification and contribution for securities law matters.

8.                                      The Settlement Shares (as defined in the Confirmation) have been duly authorized and, when issued in accordance with the provisions of the Confirmation, will be validly issued, fully paid and non-assessable.

9.                                      The issuance of the Settlement Shares is not subject to any preemptive right in the Certificate of Incorporation or the By-laws of the Company or the Delaware General Corporation Law.

10.                                No consent, approval or authorization of any Massachusetts or federal court or governmental authority or agency is necessary in connection with the due authorization, execution and delivery of the Company Agreements, or for the issuance of the Settlement Shares in accordance with the Confirmation, other than as may be required under the securities or blue sky laws of the various States (as to which we express no opinion).

11.                                The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the 1933 Act.

12.                                The execution, delivery and performance by the Company of the Company Agreements and the issuance and sale of the Settlement Shares will not (i) violate any provision of the laws of the Commonwealth of Massachusetts, the laws of the State of New York, the Delaware General Corporation Law, the federal laws of the United States or the Certificate of Incorporation or By-Laws of the Company, (ii) breach or result in a default under any of the agreements on Exhibit A hereto, or (iii) to our knowledge, violate any judgment, injunction, order or decree of any Massachusetts or federal court, arbitrator, governmental body, agency or official specifically naming the Company or any of its properties.

13.                                Each subsidiary of the Company identified on Exhibit B hereto (“Adviser Subsidiary”) is registered as an investment adviser under the Advisers Act, and no Adviser Subsidiary is required to be registered, licensed or qualified as an investment adviser under the laws of the Commonwealth of Massachusetts or the State of New York. The Company is not required to register as an investment adviser within the meaning of the Advisers Act and the rules and regulations of the Commission promulgated thereunder.

14.                                The Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

15.                                The consummation of the transactions contemplated by the Company Agreements will not result in an “assignment,” within the meaning of the Advisers Act or the Investment Company Act, of any investment advisory agreement to which the Company or any Adviser Subsidiary is a party.

Exhibit B-2

FORM OF NEGATIVE ASSURANCE LETTER OF
ROPES & GRAY LLP

In the course of the preparation of the Registration Statement and the Prospectus and the documents incorporated by reference therein, as counsel to the Company we participated in conferences with officers and representatives of the Company, representatives of the independent accountants for the Company and your representatives and counsel at which conferences the contents of these documents were discussed.  On the basis of information that we have gained in the course of our representation of the Company and our participation in the discussions referred to above, we confirm to you that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and that the documents incorporated by reference into the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.   In addition, based on the information and participation described above, no facts that have come to our attention have caused us to believe that (i) Registration Statement, as of its date or the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the General Disclosure Package, as of the time at which this letter is delivered to you, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that we express no belief with respect to the financial statements, schedules and other financial data included or incorporated by reference in the Registration Statement or the General Disclosure Package.

The purpose of our engagement was not to establish or confirm factual matters set forth in the Registration Statement or the General Disclosure Package or the documents incorporated by reference therein, and we have not undertaken any obligation to verify independently any of the factual matters set forth in those documents.  Moreover, many of the determinations required to be made in the preparation of such documents involve matters primarily of a non-legal nature.  Because of the limitations inherent in the independent verification of factual matters and the character of the determinations involved in such review, we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the General Disclosure Package or the documents incorporated by reference therein, except for those statements in the Registration Statement under “Description of Common Stock” insofar as they represent descriptions or conclusions of law, descriptions of securities or a summary of documents referred to therein, which fairly summarize in all material respects such descriptions, conclusions or documents.

EXHIBIT C

Form of Electronic Communication Specified in Section 2(a)(viii):

Please confirm that the prospectus (including the documents incorporated by reference therein), as of the date of this email, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Officers Initially Designated by the Company for purposes of Section 2(a)(viii) and Section 3(u):

Darrell Crate (darrell.crate@amg.com)

Peter MacEwen (pmacewen@amg.com)

John Kingston (john.kingston@amg.com).